UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2020

TRICIDA, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-38558	46-3372526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
7000 Shoreline Court
Suite 201
South San Francisco, CA 94080
(Address of principal executive offices) (Zip Code)
(415) 429-7800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.001 per share	TCDA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended Executive Severance Benefit Plan

On February 24, 2020, the Compensation Committee of the Board of Directors of Tricida, Inc. (the “Company”) authorized the amendment of the Company’s Executive Severance Plan (the “Plan”), which provides eligible participants, including each of the Company’s named executive officers, severance benefits in connection with certain qualifying terminations of employment. The amendment did not materially change the terms of the Plan other than to create a new tier of benefits for employees holding the title of Executive Vice President. As a result of the amendment, the cash severance benefits payable to such employees, expressed as a multiple of a participant’s monthly base salary, shall be (i) 10 months if the Company terminates such employee’s employment without Cause (as defined in the Plan) or such employee resigns for Good Reason (as defined in the Plan), and (ii) 15 months if the Company terminates such employee’s employment without Cause, or the employee resigns for Good Reason, at any time within three months before or fifteen months following the effective date of a Change in Control (as defined in the Plan). The Company’s named executive officers, other than the Chief Executive Officer, will be under this new tier of benefits.

The foregoing summary description of the Plan, as amended, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Plan, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Tricida, Inc. Executive Severance Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2020	TRICIDA, INC.

	By:	/s/ Edward J. Hejlek
	Name:	Edward J. Hejlek
	Title:	General Counsel & Senior Vice President